Exhibit 99.1

Lifeward Launches Sales of the ReWalk 7 Personal
Exoskeleton in U.S. Market

Seventh generation of industry-leading personal exoskeleton is now available nationwide for individuals with spinal cord injury

New and improved features streamline user experience for greater control, engagement, and confidence during walking in everyday environments

MARLBOROUGH, Mass. and YOKNEAM ILLIT, Israel, April 15, 2025 – Lifeward Ltd., (Nasdaq: LFWD) (“Lifeward” or the “Company”), a global leader in innovative medical technology to transform the lives of people with physical limitations or disabilities, today announced the U.S. national launch of the ReWalk 7 Personal Exoskeleton, the next generation of its groundbreaking personal exoskeleton technology. The Company will now begin sales of ReWalk 7, which includes innovative new and enhanced features such as cloud connectivity and customizable walking speeds, to provide a more functional and personalized walking experience for individuals with spinal cord injury (“SCI”).

“The ReWalk 7 was developed over several years, integrating advanced technological innovations with feedback from clinicians and patients to build upon the ReWalk’s world-class reputation for industry leadership,” said Larry Jasinski, CEO of Lifeward. “The result is a device that is optimized for real-world use, with an unmatched user experience and freedom of movement. We are thrilled to be able to provide paralyzed individuals across the country with a new option for integrating walking to everyday life.”

As part of the FDA clearance process, Lifeward worked with more than two dozen end users and physical therapists, respectively, to gather critical feedback on the impact of the device in both the rehabilitative and real-world settings.

“The feedback we received from clinicians and ReWalkers was invaluable,” said Jill Butler, PT, DPT, NCS, Director of Clinical Development for Lifeward and the Primary Investigator for usability testing. “Therapists felt that the handheld device will make training sessions much easier and more efficient, and ReWalk users were excited about the enhanced level of confidence and control they felt using the new crutch control unit. This feedback helped us to optimize the ReWalk to maximize success in real-world environments.”

Advancements of the ReWalk 7 include:

●	Smoother Movement: Users can select from two customizable walking speeds, allowing for seamless transitions between indoor and outdoor walking environments.
●	More Control: Crutch Control puts device control at the user's fingertips, allowing them to stand, walk, select speeds, and stop—all at the touch of a button.
●	Smarter Walking: New Wrist Control smartwatch and MyReWalk mobile app make it easy for users to select operation modes, set goals and track their usage.
●	More Accessibility: Users have the freedom to walk longer and more often with an improved battery and seamless activation of stairs and curbs.
●	Improved Training: The all-new therapist handheld device and click-to-stop control allows for safer, more effective progression to optimal gait patterns.

The ReWalk 7 received FDA clearance in March 2025, building upon two other recent major advancements in technology and market access for the ReWalk product line. First, in 2023, Lifeward added the innovative capability for the ReWalk 6.0 system to allow users to navigate stairs and curbs, thereby enabling users’ access to a wider array of everyday environments.  Second, in 2024, the Centers for Medicare & Medicaid Services (“CMS”) finalized a Medicare reimbursement pathway for personal exoskeleton use, further expanding access to the ReWalk Exoskeleton for more individuals living with SCI.

The ReWalk 7 is now available for purchase in the U.S. for personal use, as well as in the clinical setting. For more information, please visit GoLifeward.com/ReWalk7.

About Lifeward

Lifeward designs, develops, and commercializes life-changing solutions that span the continuum of care in physical rehabilitation and recovery, delivering proven functional and health benefits in clinical settings as well as in the home and community. Our mission at Lifeward is to relentlessly drive innovation to change the lives of individuals with physical limitations or disabilities. We are committed to delivering groundbreaking solutions that empower individuals to do what they love. The Lifeward portfolio features innovative products including the ReWalk Exoskeleton, the AlterG Anti-Gravity System, the ReStore Exo-Suit, and the MyoCycle FES System. Founded in 2001, Lifeward has operations in the United States, Israel, and Germany. Lifeward®, ReWalk®, ReStore®, and Alter G® are registered trademarks of Lifeward Ltd. and/or its affiliates.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding the Company's future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the acceptance of the ReWalk 7 Personal Exoskeleton by healthcare professionals and patients; uncertainties associated with future clinical trials and the clinical development process, the product development process and FDA regulatory submission review and approval process; the Company's ability to have sufficient funds to meet certain future capital requirements, which could impair the Company's efforts to develop and commercialize existing and new products; the Company's ability to maintain and grow its reputation and the market acceptance of its products; the Company's ability to achieve reimbursement from third-party payors, including CMS, for its products; the Company's limited operating history and its ability to leverage its sales, marketing and training infrastructure; the Company's expectations as to its clinical research program and clinical results; the Company's expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; the Company's ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; the Company’s ability to navigate any difficulties associated with moving production of its AlterG Anti-Gravity Systems to a contract manufacturer; the Company's ability to improve its products and develop new products; the Company's compliance with medical device reporting regulations to report adverse events involving the Company's products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on the Company's ability to market and sell its products; the Company's ability to gain and maintain regulatory approvals; the Company's ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company's IT systems significantly disrupting its business operations; the Company's ability to use effectively the proceeds of its offerings of securities; and other factors discussed under the heading "Risk Factors" in the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2024 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Lifeward Media Relations:
Kathleen O’Donnell
Vice President, Marketing & New Business Development
Lifeward Ltd.
E: media@golifeward.com

Lifeward Investor Contact:
Mike Lawless
Chief Financial Officer
Lifeward Ltd.
E: ir@golifeward.com